UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 15, 2004
                                                ------------------------------


                        Morgan Stanley ABS Capital I Inc.
(as depositor for the Morgan Stanley ABS Capital I Inc. Trust 2004-NC6 to be formed pursuant to a Pooling and Servicing Agreement, to be dated July 1, 2004, among Morgan Stanley ABS Capital I Inc., Chase Manhattan Mortgage Corporation, HomEq Servicing Corporation, Deutsche Bank National Trust Company and any other party named therein)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  333-113543               13-3939229
--------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)

1585 Broadway, New York, New York                                       10036
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events
              ------------

            Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association (the "PSA")) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, The Williams Capital Group, L.P. and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-NC6, Mortgage Pass-Through Certificates, Series 2004-NC6 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-113543) (the "Registration Statement"). The Company hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2004-NC6, Mortgage Pass-Through
                                                Certificates, Series 2004-NC6.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I INC.



Date:  July 16, 2004
                                      By:         /s/ Valerie H. Kay
                                               -------------------------------
                                               Name:  Valerie H. Kay
                                               Title: Executive Director

                              INDEX TO EXHIBITS
                              -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99.1)                  Collateral Term Sheets prepared                 (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with
                        certain classes of the Morgan
                        Stanley ABS Capital I Inc.
                        Trust 2004-NC6, Mortgage
                        Pass-Through Certificates,
                        Series 2004-NC6.